NATIONWIDE MUTUAL FUNDS
Nationwide HighMark Small Cap Core Fund

Supplement dated November 9, 2017
to the Summary Prospectus dated May 24, 2017

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.
Effective on or about November 13, 2017 ("Effective Date"), HighMark Capital Management, Inc. ("HighMark") will no longer serve as the subadviser to the Nationwide HighMark Small Cap Core Fund (the "Fund").  Accordingly, all references to, and information regarding, HighMark in the Summary Prospectus are deleted in their entirety.

2.
At a special meeting of the Board of Trustees (the "Board") of the Nationwide Mutual Funds (the "Trust") held on November 8, 2017, the Board approved the appointment of WCM Investment Management ("WCM") as the new subadviser to the Fund.  This change is anticipated to be implemented on or about the Effective Date.

3.	As of the Effective Date, the Summary Prospectus is amended as follows::

a.	The name of the Fund is changed to the "Nationwide WCM Focused Small Cap Fund." All references to the Fund in the Summary Prospectus are updated accordingly.

b.	The information under the heading "Principal Investment Strategies" on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

The Fund invests primarily in stocks of U.S. small-cap companies that the subadviser believes have improving earnings growth potential and attractive valuation. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of small-cap companies whose capitalization is within the range of the market capitalization of the companies in the Russell 2000® Index. The subadviser makes market capitalization determinations with respect to a security at the time of purchase of such security. In addition to holdings in primarily U.S. small-cap equity securities, the Fund may invest up to 20% of its net assets in foreign securities.

The subadviser uses an actively managed bottom-up stock selection process for choosing securities across the small-cap equity market universe. The subadviser selects securities using a process that seeks to identify companies that have all three of the following attributes: durable competitive advantages, shareholder-friendly management, and trade at a discount to intrinsic value. The portfolio is constructed using the subadviser's best ideas that are generated through multiple sources, including scoring methodologies, management discussions, industry knowledge and prior research. The subadviser's goal is to uncover companies with sustained high return on invested capital, consistent growth in free cash flow and stable to growing market share. The subadviser assigns the highest portfolio security weights to companies in which the subadviser has the highest level of conviction. The subadviser is not constrained by the sector weights in the benchmark.

Although the Fund maintains a diversified portfolio, it nonetheless may invest in a limited number of issuers. The subadviser may sell a security as it reaches the subadviser's estimate of the company's value; if relative fundamentals deteriorate; or if alternative investments become sufficiently more attractive.

c.	The information under the heading "Principal Risks" on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company's financial condition and overall market and economic conditions.

Market and selection risks – market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Fund's management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Smaller company risk – smaller companies are usually less stable in price and less liquid than are larger, more established companies. Small companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Limited portfolio holdings risk - because the Fund may hold large positions in a smaller number of securities, an increase or decrease in the value of such securities may have a greater impact on the Fund's value and total return.

c.	The information under the heading "Portfolio Management – Subadviser" on page 3 of the Summary Prospectus is deleted in its entirety and replaced with the following:

WCM Investment Management

d.	The information under the heading "Portfolio Management – Portfolio Manager" on page 3 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Jonathon Detter, CFA	Portfolio Manager & Business Analyst	Since 2017
Anthony B. Glickhouse, CFA	Portfolio Manager & Business Analyst	Since 2017
Patrick McGee, CFA	Portfolio Manager & Business Analyst	Since 2017

4.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust's Manager of Managers Exemptive Order, with more detailed information about WCM.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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